UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2015

SOLAR3D, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49805	01-0592299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

26 West Mission Avenue #8 Santa Barbara, CA	93101
(Address of Principal Executive Offices)	(Zip Code)

(805) 690-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On March 3, 2015, Solar3D, Inc.  (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen & Company, LLC (the “Underwriter”), relating to the sale and issuance by the Company of 3,000,000 Units (the “Units”) to the Underwriter in a firm commitment underwritten public offering (the “Offering”). Each Unit consists of one share of the Company’s common stock and a warrant to purchase one share of the Company’s common stock (the “Warrants”). The shares of common stock and Warrants will be immediately separable and will be issued separately but will be sold together in the Offering. The Warrants will be exercisable during the period commencing from the date of issuance and ending on March 9, 2020 at an exercise price of $4.15 per share of common stock (subject to adjustment under certain circumstances). Subject to the terms and conditions contained in the Underwriting Agreement, the Underwriter has agreed to purchase, and the Company has agreed to sell the Units at the public offering price of $4.15, less certain underwriting discounts and commissions. The Company has agreed to reimburse the Underwriter for certain of its out-of-pocket expenses.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement are solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Warrants will be issued pursuant to a Warrant Agreement (the “Warrant Agreement”) between the Company and   Computershare Inc., and Computershare Trust Company, N.A. If a registration statement relating to the issuance of the shares underlying the Warrants is not then effective or available, a holder of the Warrants may exercise the Warrants on a cashless basis, where the holder receives the net value of the Warrant in shares of common stock. However, if an effective registration statement is available for the issuance of the shares underlying the warrants, a holder may only exercise the warrants through a cash exercise. The exercise price of the Warrants is subject to adjustment upon certain events, including certain combinations, consolidations, liquidations, mergers, recapitalizations, reclassifications, reorganizations, stock dividends and stock splits, a sale of all or substantially all of our assets and certain other events. In the event of an extraordinary transaction, as described in the Warrants and generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our common stock, we or any successor entity will pay at the holder’s option, exercisable at any time concurrently with or within 30 days after the consummation of the extraordinary transaction, an amount of cash equal to the value of the Warrant as determined in accordance with the Black Scholes option pricing model and the terms of the Warrants.

The Warrants contain full ratchet anti-dilution protection upon the issuance of any common stock, securities convertible into common stock or certain other issuances at a price below the then-existing exercise price of the Warrants, with certain exceptions.

No fractional shares will be issued upon exercise of the Warrants. Except as set forth in the respective warrant agreements, the Warrants do not confer upon holders any voting or other rights as stockholders of the Company.

The Company may at any time during the term of the Warrants reduce the then current exercise price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

The foregoing description of the Underwriting Agreement and the Warrant Agent Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement and Warrant Agent Agreement, a copy of each of which is attached hereto as Exhibit 1.1 and Exhibit 4.1, and the terms of which are incorporated herein by reference.

Item 7.01.                    Other Events.

On March 3, 2015, the Company issued a press release announcing that it had launched the offering. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also, on March 4, 2015, the Company issued a press release announcing that the pricing of the Units to be sold in the Offering and the listing of the Company’s common stock on The NASDAQ Capital Market. The Offering is expected to close on or about March 9, 2015, subject to customary closing conditions. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in the attached exhibits may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including, without limitation, the Company’s expectations regarding the sale of its securities in the Offering, the Company’s intended use of the net proceeds from the Offering, the anticipated closing date of the Offering and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the prospectus supplement for the Offering. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Item 9.01                     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement dated March 3, 2015 between Solar3D, Inc. and Cowen and Company, LLC
4.1	Form of Warrant Agreement between Solar3D, Inc. Computershare, Inc. and Computershare Trust Company, N.A. (includes a form of the Warrant Certificate)
5.1	Opinion of Sichenzia Ross Friedman Ference LLP
23.1	Consent of Sichenzia Ross Friedman Ference LLP (included in Opinion of Sichenzia Ross Friedman Ference LLP filed as Exhibit 5.1)
99.1	Press Release issued March 3, 2015
99.2	Press Release issued March 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLAR3D, INC.

Date: March 4, 2015	By:	/s/ James B. Nelson
Name: James B. Nelson
Title: Chief Executive Officer